Exhibit 32.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER PURSUANT

TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this quarterly report on Form 10-Q of The Wet Seal, Inc. for the period ended April 28, 2012, I, Susan P. McGalla, Chief Executive Officer of The Wet Seal, Inc., hereby certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.	This Form 10-Q for the period ended April 28, 2012 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in this Form 10-Q for the period ended April 28, 2012 fairly presents, in all material respects, the financial condition and results of operations of The Wet Seal, Inc.

Date: May 25, 2012	/s/ Susan P. McGalla
Susan P. McGalla Chief Executive Officer (Principal Executive Officer)

This certification accompanies this Report on Form 10-Q pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by the registrant for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference.